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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549





                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




                                  MAY 12, 2004
                        (Date of earliest event reported)

                                E-CENTIVES, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE               000-31559               52-1988332
    (State or other     (Commission File Number)     (IRS Employer
      jurisdiction                                Identification No.)
   of incorporation)


   6901 ROCKLEDGE DRIVE, 6TH FLOOR,                 20817
          BETHESDA, MARYLAND
   (Address of principal executive                (Zip Code)
               offices)


                                 (240) 333-6100
              (Registrant's telephone number, including area code)





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ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURE

      On May 12, 2004, E-centives, Inc., a Delaware corporation (the "Company"), participated in the semi-annual New Venturetec investor conference in Zurich, Switzerland. New Venturetec AG, the parent company of Venturetec, a current stockholder of the Company, is a Swiss public investment company which holds participations in venture companies predominantly domiciled in the United States in the areas of Biotechnology, Communications, Technology and Internet. At the conference, the Company reviewed its financial results for the nine months ended September 30, 2003, and announced several new contractual relationships, including with Novartis, Glaxo-Smith-Kline, and Fujifilm.

      The Company also disclosed at the conference that it would require additional time to finalize and file its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 ("Annual Report") and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 ("Quarterly Report"). The Company had previously filed with the Securities and Exchange Commission a notice on Form 12b-25 stating that it would be unable to file its Annual Report by March 30, 2004 and extending the period in which it intended to file its Annual Report to April 14, 2004.

      The Company further disclosed at the conference that in connection with the finalizing of its Annual Report, the Company encountered a recent non-financial matters representation by a senior Company official that the Company deemed to be inaccurate. The Company's Board of Directors determined that it is appropriate to undertake an independent investigation to review this matter, among others, and has retained independent counsel to do so. As with any such matter, the scope and outcome of this investigation is uncertain and may have a negative impact on the Company and its business, financial conditions, results of operations and cash flow. However, the Company believes that such action by the senior Company official was not material to its current or previously reported financial results or disclosures. The Company plans to finalize and file its Annual Report and Quarterly Report as soon as practicable after the completion of the investigation.

Forward Looking Statement

        Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company cautions investors that any forward-looking statements or projections made by the Company, including those that may be made in this Current Report on Form 8-K, are based on management's expectations at the time they are made, but they are subject to risks and uncertainties that may cause actual results to differ materially from such statements or projections. The words "believe", "expect", "anticipate", "project" and similar expressions identify forward-looking statements. The Company's future results also may be impacted by other risk factors detailed from time to time in the Company's registration statements and Forms 10-K and 10-Q filed with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information herein, the inclusion of such information should not



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be  regarded  as  representation  by the  Company or any other  person  that the
Company's objectives or plans will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.





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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    E-CENTIVES, INC.


                                    By: /s/ Kamran Amjadi
                                        -----------------------------
                                        Kamran Amjadi
                                        Chief Executive Officer


Date:  May 13, 2004



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